UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2004

ASPECT MEDICAL SYSTEMS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-24663	04-2985553

(State or other juris-	(Commission	(IRS Employer
diction of incorporation)	File Number)	Identification No.)

141 Needham Street Newton, Massachusetts	02464-1505

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 559-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release dated October 20, 2004

Item 2.02. Results of Operations and Financial Condition

     On October 20, 2004, Aspect Medical Systems, Inc. announced its financial results for the fiscal quarter ended October 2, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2004	ASPECT MEDICAL SYSTEMS, INC.
	By:	/s/ J. Neal Armstrong
		Name:	J. Neal Armstrong
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 20, 2004